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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported) May 16, 2001



                            News Communications, Inc.
             (Exact name of Registrant as Specified in its Charter)


               Nevada                       0-18299                       13-3346991
    (State or Other Jurisdiction           (Commission                   (IRS Employer
         of Incorporation)                 File Number)                Identification No.)

2 Park Avenue, Suite 1405, New York, New York                                10016
(Address of Principal Executive Offices)                                   (Zip Code)


        Registrant's telephone number, including area code (212) 689-2500


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.


         On May 15, 2001, a Nasdaq Listing Qualifications Panel affirmed an earlier Nasdaq Staff Determination that News Communications, Inc. (the "Company") had failed to meet the criteria for continued listing on the Nasdaq SmallCap Market. As a result, the Company's securities have been delisted from the Nasdaq SmallCap Market effective with the opening of business on May 16, 2001. The Company is presently evaluating its alternatives which include appealing the decision or seeking to have its shares quoted on the OTC Bulletin Board. The Company's press release announcing this event is attached as an Exhibit to this Report and such Exhibit is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits.

         (c)      Exhibits

         Exhibit No.                Description
         ----------                 -----------
         10.1                       Press Release dated May 16, 2001.



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NEWS COMMUNICATIONS, INC.


Date: May 21, 2001                              By: Paul Mastronardi /s/
                                                    --------------------------
                                                    Paul Mastronardi
                                                    Chief Financial Officer

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